                                                                EXHIBIT m(3)(b)

                                 AMENDMENT NO. 1
                            MASTER DISTRIBUTION PLAN
                                       OF
                             AIM ADVISOR FUNDS, INC.
                                (CLASS B SHARES)

         The Master Distribution Plan (the "Plan"), dated as of March 3, 1998, pursuant to Rule 12b-1 of AIM Advisor Funds, Inc., a Maryland corporation, is hereby amended as follows:

         Schedule A of the Plan is hereby deleted in its entirety and replaced with the following:


                                   "SCHEDULE A
                                       TO
                            MASTER DISTRIBUTION PLAN
                                       OF
                             AIM ADVISOR FUNDS, INC.

                               (DISTRIBUTION FEE)

                                                                                       MAXIMUM
                                                  ASSET-BASED        SERVICE          AGGREGATE
FUND                                              SALES CHARGE         FEE            ANNUAL FEE
----                                              ------------       -------          ----------
AIM Advisor Flex Fund                                 0.75%           0.25%              1.00%
   (Class B Shares)

AIM Advisor International Value Fund                  0.75%           0.25%              1.00%
   (Class B Shares)

AIM Advisor Large Cap Value Fund                      0.75%           0.25%              1.00%
   (Class B Shares)

AIM Advisor Real Estate Fund                          0.75%           0.25%              1.00%
   (Class B Shares)"


         In all other respects, the Plan is hereby confirmed and remains in full force and effect

Dated: June 21, 1999

                                           AIM ADVISOR FUNDS, INC.
                                           (on behalf of its Class B Shares)


Attest: /s/ OFELIA M. MAYO                 By: /s/ ROBERT H. GRAHAM
       -----------------------------          ---------------------------------
            Assistant Secretary                President